UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: December 3, 2008
(Date of earliest event reported)

THOMAS & BETTS CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

1- 4682	22-1326940
(Commission File Number)	(IRS Employer Identification No.)

8155 T&B Boulevard Memphis, Tennessee 38125
(Address of Principal Executive Offices) (Zip Code)

(901) 252-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

To the extent applicable, the information disclosed under Item 5.02 (e) below is incorporated herein by reference.

ITEM 5.02           DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

            (e) On December 3, 2008, the Board of Directors of Thomas & Betts Corporation named William E. Weaver, Jr. an executive officer of the Company, effective immediately. Mr. Weaver had previously been appointed Vice President - Controller on November 3, 2008.

Mr. Weaver will participate in the Company’s executive retirement program, and will receive a termination protection agreement and an officer’s indemnity agreement by virtue of his appointment as an executive officer. The Board’s Compensation Committee also ratified a restricted stock grant of 1500 shares of Company stock and a stock option grant of 5,000 shares to Mr. Weaver upon his commencing employment on November 3rd. He will also be subject to the Company’s stock ownership guidelines for executive management.

Upon a Triggering Event as defined in the Termination Protection Agreement, Mr. Weaver would receive: a) any unpaid base salary and any annual bonus for a prior year unpaid as of the date of the Triggering Event; b) a pro-rated bonus for the year in which the Triggering Event occurred; c) a lump sum amount, in cash equal to three (3) times his Annual Compensation as defined in the agreement; d) any unpaid earned and/or accrued vacation; and, e) interest on these amounts between the Triggering Event and the Payment Date as defined in the agreement. The Termination Protection Agreement also contains provisions that would “gross up” Mr. Weaver’s excise and income tax payments due on these compensation amounts, in accordance with Internal Revenue Code Section 280(g).  Mr. Weaver’s Indemnity Agreement would indemnify him against any liability associated with exercising his responsibilities as an officer of the Company when an indemnification would be permitted under Tennessee law.

Mr. Weaver’s Termination Protection Agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference. The form of indemnity agreement is filed as Exhibit 10.38 in the Company’s Form 10-K for 2007, and is incorporated herein by reference.

ITEM 7.01           REGULATION FD DISCLOSURE

To the extent applicable, the information disclosed under Item 8.01 below is incorporated herein by reference.

ITEM 8.01           OTHER EVENTS

Thomas & Betts Corporation, by a press release furnished as Exhibit 99.1 to this report, and incorporated herein by reference, announced that on December 3, 2008, the company’s board of directors approved an expansion to its previously announced share repurchase plan.

On December 3, 2008 the company also filed a new shelf registration statement on Form S-3 with the United States Securities and Exchange Commission to replace its 1998 shelf registration that expired on December 1, 2008. The company has no immediate plans to issue debt or equity under the new registration statement.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)             Exhibits

10.1	Termination Protection Agreement, effective December 3, 2008, between William E. Weaver, Jr. and Thomas & Betts Corporation.

10.2	Amended and Restated Thomas & Betts Corporation Indemnification Agreement (Incorporated by reference to Items 1.01 and 5.02 of the Current Report on Form 8-K dated September 11, 2007).

99.1	Press Release dated December 5, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation
(Registrant)

By: /s/ W. David Smith, Jr.
W. David Smith, Jr.
Assistant General Counsel and
Assistant Secretary

Date:	December 5, 2008

Exhibit Index

Exhibit	Description of Exhibit

10.1	Termination Protection Agreement, effective December 3, 2008, between William E. Weaver and Thomas & Betts Corporation.

10.2	Amended and Restated Thomas & Betts Corporation Indemnification Agreement (Incorporated by reference to Items 1.01 and 5.02 of the Current Report on Form 8-K dated September 11, 2007).

99.1	Press Release dated December 5, 2008.